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                                                                 Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to inclusion in this Registration Statement on Form SB-2 of our report dated July 15, 1996 (with respect to Note A December 20, 1996). We also consent to the reference to our firm under the caption "Experts" in the Prospectus.


                                              RICHARD A. EISNER & COMPANY, LLP

Cambridge, Massachusetts
February 4, 1997